Exhibit 10.1
FIFTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of September 9, 2008
BANC OF AMERICA SECURITIES LLC
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Book Managers and Bookrunners

FIFTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
     This FIFTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of September 9, 2008 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”) and as amended by that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007 (“Fourth Amendment”) (the Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment and this Amendment is referred to herein as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Amended Agreement unless otherwise defined herein.
RECITALS
     WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
     WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the Required Lenders, and the Required Lenders have consented hereto;
     NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
          A. The defined term Letter of Credit Sublimit is deleted and replaced with:
          “Letter of Credit Sublimit” means an amount equal to 20% of the Revolving Commitment then in effect. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.”

          B. The following defined terms in Section 1.01 shall be inserted in the correct alphabetical location:
          “‘Fifth Amendment’ means the Fifth Amendment to this Agreement, dated as of September 9, 2008, among the Borrowers, the LC Issuer, the Administrative Agent and the Lenders party thereto.”
          “‘Fifth Amendment Effective Date’ means the date all of the conditions to effectiveness set forth in Section 2 of the Fifth Amendment are satisfied.”
Section 2. CONDITIONS TO EFFECTIVENESS
     This Amendment shall become effective as of the Fifth Amendment Effective Date, at such time that all of the following conditions are satisfied:
          A. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrowers, (b) the Administrative Agent and (c) the Required Lenders (or the Required Lenders shall have consented to the execution of the Amendment by providing their counterpart signatures hereto or their consent hereto to the Administrative Agent);
          B. Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 5;
          C. Administrative Agent and its counsel shall have received executed resolutions from Borrowers authorizing the entry into and performance of this Amendment and the Credit Agreement as amended, all in form and substance satisfactory to Administrative Agent and its counsel;
Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
     In order to induce the Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to each Lender that the following statements are true, correct and complete:
     3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Fifth Amendment Effective Date;
     3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be.
     3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement as of the Fifth Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;
     3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Fifth Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
     3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
     3.6 Binding Obligation. The Credit Agreement, as amended by this Amendment, has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
     3.7 Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Section 4. MISCELLANEOUS
     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.
          A. On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
     4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly but in no event later than 30 days after submission of an invoice with respect to such reasonable fees, costs and expenses.
     4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile or telephonic notification of such execution and authorization of delivery thereof.

     4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Credit Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
     4.6 Governing law. This Amendment shall be governed by, and construed in accordance with, the law of the state of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
          A. Guarantors are party to that certain Continuing Guaranty, dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers and Security Agreement (Securities) made by certain other Pledgors, dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).
          B. Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Credit Agreement (as amended hereby) and the Notes defined therein.
          C. Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
          D. Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit

Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Credit Agreement.
[Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND
MANAGEMENT COMPANY,

a Maryland corporation
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership
By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor
By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor
By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.,
a Delaware corporation,

NHP A&R SERVICES, INC.,
a Virginia corporation

NHP REAL ESTATE CORPORATION,
a Delaware corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

LAC PROPERTIES QRS II INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, LP, a Delaware limited partnership

By:	AIMCO LA QRS, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its: Member

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership
By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Managing Member

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership
By:	AIMCO QRS GP, LLC,
a Delaware limited liability company
Its:	General Partner

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P. a Delaware limited partnership
By:	AIMCO Holdings QRS, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ambassador Florida Partners, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company
By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership,
Its:	Managing Member

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company
By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership,
Its:	Managing Member

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.,
a Virginia corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

AIMCO-LP TRUST
a Delaware trust

AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation

AMBASSADOR I, INC.,
a Delaware corporation

AMBASSADOR VIII, INC.,
a Delaware corporation

ANGELES REALTY CORPORATION II,
a California corporation

CONCAP EQUITIES, INC.,
a Delaware corporation

NHP A&R SERVICES, INC.,
a Virginia corporation

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

NHP MULTI-FAMILY CAPITAL CORPORATION,
a District of Columbia corporation

AIMCO-GP, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership
By:	AIMCO/IPT, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ambassador Florida Partners Limited Partnership,
a Delaware limited partnership
Its:	General Partner

By:	Ambassador Florida Partners, Inc.,
a Delaware limited partnership
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership
By:	AIMCO QRS GP, LLC,
a Delaware limited liability company,
Its:	General Partner

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
Its:	General Partner

By:	AIMCO-GP, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Member

By:	AIMCO-GP, Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership
By:	NHPMN-GP, Inc.
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO/Bethesda Holdings, Inc.,
a Delaware corporation,
Its:	Member

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership
By:	NHPMN-GP, Inc.,
a Delaware corporation
Its:	Managing General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company
By:	AIMCO Properties, L.P.,
a Delaware limited partnership
Its:	Member

By:	AIMCO-GP, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership
By:	LAC Properties GP I LLC,
a Delaware limited liability company
Its:	General Partner

By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership
Its:	Managing Member

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
Its:	General Partner

By:	AIMCO-GP, Inc.,
a Delaware corporation
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership
By:	LAC Properties QRS II Inc.,
a Delaware corporation,
Its:	General Partner

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Kathleen M. Carry
Kathleen M. Carry
Vice President
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer

By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A., as Lender
By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

MORGAN STANLEY BANK, as a Lender
By:	/s/ Daniel Twenge
Daniel Twenge
Authorized Signatory
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

AAREAL CAPITAL CORPORATION, as Lender
By:	/s/ Dagmar Knopek
Dagmar Knopek
Senior Managing Director

By:	/s/ Michael Greve
Michael Greve
Director
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

DEUTSCHE BANK TRUST COMPANY AMERICA, as a Lender
By:	/s/ J.T. Johnston Coe
J.T. Johnston Coe
Managing Director

By:	/s/ Perry Forman
Perry Forman
Director
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK, as a Lender
By:	/s/ Kathleen M. Ahern
Kathleen M. Ahern
Senior Banker
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Cynthia A. Bean
Cynthia A. Bean
Vice President
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

ERSTE GROUP BANK AG, as a Lender
By:	/s/ Gregory Aptman
Gregory Aptman
Director

By:	/s/ Bryan Lynch
Bryan Lynch
Executive Director

(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Thomas G. Scott
Thomas G. Scott
Senior Vice President
(Fifth Amendment to Amended and Restated Senior Secured Credit Agreement)